UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2010

UNITED COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

United States	0-51800	36-4587081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

92 Walnut Street, Lawrenceburg, Indiana  47025
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:   (812) 537-4822

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Offices; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)On June 17, 2010, Anthony C. Meyer notified United Community Bancorp (the “Company”) that he would be retiring as director from the Boards of Directors of the Company, United Community Bank (the “Bank”) and United Community MHC effective June 30, 2010.  Mr. Meyer will serve as a director emeritus of the Company and the Bank effective upon his retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP (Registrant)

Date: June 22, 2010	By:	/s/ Elmer G. McLaughlin
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary